UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, Maryland		21046
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 8, 2012, Carrollton Bancorp (“Carrollton”) held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors for a three-year term.

Nominee	For	Withheld	BROKER NON-VOTES

Albert R. Counselman	1,353,915	158,784	627,183
David P. Hessler	1,348,274	164,425	627,183
Bonnie L. Phipps	1,348,545	164,154	627,183

(2)	To ratify the appointments of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstain	Broker Non-votes

1,988,501	139,779	11,602	—

(3)	Approval of a non-binding advisory resolution on executive compensation.

For	Against	Abstain	Broker Non-votes

1,206,152	229,579	76,968	627,183

Important Information for Investors and Stockholders

This Current Report on Form 8-K relates to a proposed merger between Carrollton and Jefferson Bancorp, Inc. that will become the subject of a proxy statement, to be filed by Carrollton with the Securities and Exchange Commission (“SEC”). This Current Report on Form 8-K is not a substitute for the proxy statement that Carrollton will file with the SEC or any other document that Carrollton may file with the SEC or that Carrollton or Jefferson Bancorp, Inc. may send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Carrollton, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton through Mark Semanie, at 410-536-7308 and, in the case of Jefferson Bancorp, Inc., by directing a request to Kevin Cashen at 410-427-3707.

Participants in the Solicitation

CARROLLTON, JEFFERSON BANCORP, INC. and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Carrollton.  A list of the names of those directors and executive officers and descriptions of their interests in Carrollton will be contained in the proxy statement which will be filed by Carrollton with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

	By:	/s/ Robert A. Altieri
Name: Robert A. Altieri
Date: May 10, 2012	Title: Chief Executive Officer and President

	By:	/s/ Mark A. Semanie
Name: Mark A. Semanie
Date: May 10, 2012	Title:	Chief Financial Officer